Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Consolidated-Tomoka Land Co. (the “Company”) on Form 10-K for the period ending December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce W. Teeters, Senior Vice President-Finance and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 15, 2012	/s/ BRUCE W. TEETERS
Bruce W. Teeters
Senior Vice President-Finance and Treasurer